UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 2, 2005

ITLA CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)
Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511
N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

next page

ITEM 2.02.  Results of Operation and Financial Condition

            On November 2, 2005, ITLA Capital Corporation issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing its earnings for the quarter ended September 30, 2005.

ITEM 8.01.  Other Events

            Attached as Exhibit 10 is the form of non-qualified stock option agreement under the ITLA Capital Corporation 2005 Re-Designated Amended and Restated Stock Option Plan for Non-Employee Directors.

Item 9.01  Financial Statements and Exhibits

            (c)     The following exhibits are filed as part of this report.

                     Exhibit 10        Form of Non-Qualified Stock Option Agreement

                     Exhibit 99        Press Release dated November 2, 2005
2
NEXT PAGE

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	November 4, 2005	By:	/s/ Timothy M. Doyle Timothy M. Doyle Executive Managing Director and Chief Financial Officer

3
next page
EXHIBIT INDEX
Exhibit Number	Description
10	Form of Non-Qualified Stock Option Agreement
99	Press Release dated November 2, 2005

4
end